SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) MARCH 9, 2001


        HomEq Servicing Corporation (formerly known as TMS Mortgage Inc.)
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         THE MONEY STORE/MINNESOTA INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       *                             333-60771                     *
-------------------------------     -----------            ------------------
(State or other jurisdiction of     (Commission              (IRS Employer
incorporation)                      File Number)               ID Number)

                                * See Schedule A

               707 THIRD STREET, WEST SACRAMENTO, CALIFORNIA 95605
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's Telephone Number,
 including area code:                                     (916) 617-1000
                                                          --------------

                                        *
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(Former name or former address, if changed since last report)

* See Schedule A attached hereto.

Item 5.  OTHER EVENTS

                FILING OF COMPUTATIONAL MATERIALS

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of First Union Securities, Inc. and Salomon Smith Barney Inc. (the "Underwriters") in connection with the issuance of $1,545,123,000 (approximate, subject to change) principal amount of HomEq Residential Trust 2001-I, HomEq Asset Backed Certificates, Series 2001-I. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association. The Computational Materials are attached hereto as Exhibit 99.1. The legend, which First Union Securities, Inc. placed on the Computational Materials is attached hereto as Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(c)       EXHIBITS

EXHIBIT NO.

99.1      Computational Materials and ABS Term Sheets of First Union Securities,
          Inc.

99.2      Legend of First Union Securities, Inc. for the Computational
          Materials.

                                   Schedule A

                                             State of            IRS Employer
REGISTRANT                                 INCORPORATION         ID NUMBER

HomEq Servicing Corporation
(formerly known as TMS Mortgage Inc.)       New Jersey           22-3217781
The Money Store/D.C. Inc.                   D.C.                 22-2133027
The Money Store/Kentucky Inc.               Kentucky             22-2459832
The Money Store Home Equity
Corp.                                       Kentucky             22-2522232
The Money Store/Minnesota
Inc.                                        Minnesota            22-3003495

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HOMEQ SERVICING CORPORATION
                                             THE MONEY STORE/D.C. INC.
                                             THE MONEY STORE/KENTUCKY INC.
                                             THE MONEY STORE HOME EQUITY CORP.
                                             THE MONEY STORE/MINNESOTA INC.


                                             By:  /S/ BRUCE W. HURWITZ
                                                 -------------------------------
                                             Name:  Bruce W. Hurwitz
                                             Title: Senior Vice-President


Dated:  March 12, 2001

                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION OF EXHIBITS

99.1      Computational Materials and ABS Term Sheets of First Union Securities,
          Inc.

99.2      Legend of First Union Securities, Inc. for the Computational
          Materials.